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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 1999


                             SALESLOGIX CORPORATION

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               Delaware                                 0-26161                              86-0808340
    (State or other jurisdiction of            (Commission File Number)          (IRS Employer Identification No.)
            incorporation)
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                     8800 N. Gainey Center Drive, Suite 200
                            Scottsdale, Arizona 85258
               (Address of principal executive offices) (Zip Code)

                                 (480) 368-3700
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 1999, we acquired the ACT! Product Line and related business from Symantec Corporation pursuant to a Software License Agreement dated
December 6, 1999, as amended and closed on December 31, 1999. Under the terms of the agreement, we acquired an exclusive license of ACT! and an option to purchase the product line at the end of the four year license term for an aggregate purchase price, including royalties, of $60 million in cash, plus
623,247 shares of SalesLogix Common Stock. We expect to account for the transaction using the purchase method of accounting.

The 623,247 shares of SalesLogix Common Stock issued to Symantec Corporation in connection with this transaction were issued pursuant to an exception from the registration requirements of the Securities Act of 1933, as amended, the "Act", under Section 4(2) thereof. Accordingly such shares constitute "restricted securities" as defined in Rule 144 promulgated under the Act and may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement under the Act or an opinion of counsel satisfactory to SalesLogix that such registration is not required.

The Software License Agreement and the amendment and material schedules thereto are filed as exhibits to this report and are incorporated herein by reference.
This summary of the transaction is not complete and is qualified in its entirety by the exhibits.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those detailed in our current report on Form 8-K dated December 6, 1999, in our quarterly report on Form 10-Q for the quarter ended September 30, 1999, and in our final prospectus filed in connection with our initial public offering on Form S-1. Actual results and developments may differ materially from those described or incorporated by reference in this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired

         The required financial statements with respect to the ACT! Product Line are not available as of the date of this Current Report on Form 8-K. In accordance with paragraph 4 of Item 7(a) of Form 8-K, the financial statements will be filed by amendment as soon as practicable and no later than 60 days from the date on which this Form 8-K must be filed.

         (b)      Pro Forma Financial Information

         The required pro forma financial statements with respect to the ACT!
Product Line and SalesLogix are not available as of the date of this Current
Report on Form 8-K. In accordance with paragraph 4 of Item 7(a) of Form 8-K, the pro forma financial statements will be filed by amendment as soon as practicable and no later than 60 days from the date on which this Form 8-K must be filed.

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
     Exhibit No.       Description
     -----------       -----------
         2.1           Software License Agreement between the Company and
                       Symantec Corporation dated December 6, 1999.
         2.2           Amendment to Software License Agreement between the
                       Company and Symantec Corporation dated December 31, 1999.
         2.3           Exhibit A to Software License Agreement - Licensed
                       Products
         2.4           Exhibit C to Software License Agreement - Other
                       Transferred Assets
         2.5           Exhibit E to Software License Agreement - Transferred
                       Liabilities
         2.6           Exhibit F to Software License Agreement - Transition
                       Agreement
         2.7           Exhibit M to Software License Agreement - Registration
                       Rights Agreement
         2.8           Exhibit N to Software License Agreement - Stockholder
                       Agreement

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SALESLOGIX CORPORATION


                                                  By:  /s/   Gary R. Acord
                                                       Gary R. Acord
                                                       Chief Financial Officer


Dated:  January 13, 2000


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                                  EXHIBIT LIST

     Exhibit No.       Description
     -----------       -----------
         2.1           Software License Agreement between the Company and
                       Symantec Corporation dated December 6, 1999.
         2.2           Amendment to Software License Agreement between the
                       Company and Symantec Corporation dated December 31, 1999.
         2.3           Exhibit A to Software License Agreement - Licensed
                       Products
         2.4           Exhibit C to Software License Agreement - Other
                       Transferred Assets
         2.5           Exhibit E to Software License Agreement - Transferred
                       Liabilities
         2.6           Exhibit F to Software License Agreement - Transition
                       Agreement
         2.7           Exhibit M to Software License Agreement - Registration
                       Rights Agreement
         2.8           Exhibit N to Software License Agreement - Stockholder
                       Agreement
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